PEPCO HOLDINGS, INC. UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME FOR THE THREE MONTHS ENDED MARCH 31, 2002

(Millions of Dollars)	Pepco (As Reported)	Conectiv (As Reclassified)	Pro Forma Adjustments Dr. Cr .				Pepco Holdings, Inc. (Pro Forma)

Operating Revenue
Utility	$316.1	$519.8					$835.9
Competitive operations	183.1	16.2					699.3
Gain on divestiture of generation and other assets		15.8					15.8
Total Operating Revenue	99.2	1,051.8					1,551.0

Operating Expenses
Fuel and purchased energy	265.7	777.1					1,042.8
Other operation and maintenance	87.2	147.2					234.4
Depreciation and amortization	37.9	48.9	1.7	(g)			88.5
Other taxes	45.5	15.6					61.1
Deferred electric service costs		(16.2)					(16.2)
Total Operating Expenses	436.3	972.6	1.7		0.0		1,410.6

Operating Income	62.9	79.2	1.7		0.0		140.4

Other Income (Expenses)
Interest income	6.3	3.5					9.8
Interest expense	(31.4)	(32.9)					(64.3)
(Loss) from equity investments	(0.4)	(3.7)					(4.1)
Other income	0.6	0.5					1.1
Total Other (Expenses) Income	(24.9)	(32.6)	0.0		0.0		(57.5)

Distributions on Preferred Securities of Subsidiary Trust	2.3	3.4					5.7

Income Tax Expense	11.1	18.5			0.7	(g)	28.9

Net Income	24.6	24.7	1.7		0.7		48.3

Dividends on Preferred Stock	1.3	0.7					2.0

Earnings Available for Common Stock	$23.3	$24.0	$1.7		$0.7		$46.3

Weighted Average Shares Outstanding
Common Stock	107.1	82.7			32.5		157.3	(h)
Class A Common Stock	-	5.7					-
Earnings Per Share of Common Stock - Basic and Diluted
Common Stock	$0.22	$0.31					$0.29
Class A Common Stock	-	($0.32)
Dividends Declared Per Share
Common Stock	$0.25	$0.22					$0.36
Class A Common Stock		$0.50

PEPCO HOLDINGS, INC. UNAUDITED PRO FORMA COMBINED BALANCE SHEET AT MARCH 31, 2002
(Millions of Dollars)
ASSETS	Pepco (As Reported)	Conectiv (As Reclassified)	Pro Forma Adjustments Dr. Cr.				Pepco Holdings, Inc. (Pro Forma)

CURRENT ASSETS
Cash and cash equivalents	$451.5	$43.6	700.0	(f)	1,098.0	(a)	97.1
Marketable securities	164.5	3.2					167.7
Accounts receivable, net	374.7	648.2					1,022.9
Fuel, materials and supplies - at average cost	38.7	102.6					141.3
Prepaid expenses and other	46.7	74.5					121.2
Total Current Assets	1,076.1	872.1	700.0		1,098.0		1,550.2

INVESTMENTS AND OTHER ASSETS
Investment in finance leases	745.8	45.2					791.0
Operating lease equipment, net	3.6						3.6
Goodwill		313.1	818.6	(b), (c)			1,131.7
Regulatory assets, net	3.6	1,249.8					1,253.4
Other	650.6	239.9	18.5	(c.2)			909.0
Total Investments and Other Assets	1,403.6	1,848.0	837.1		0		4,088.7

INVESTMENT IN CONECTIV			2,196.0	(a)	2,196.0	(b)	0.0

PROPERTY, PLANT AND EQUIPMENT
Property, plant and equipment	4,415.6	5,423.4	225.0	(c.1)			10,064.0
Accumulated depreciation	(1,642.4)	(1,819.6)					(3,462.0)
Net Property, Plant and Equipment	2,773.2	3,603.8	225.0		0.0		6,602.0

TOTAL ASSETS	$5,252.9	$6,323.9	$3,958.1		$3,294.0		$12,240.9

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
Short-term debt	$472.5	$1,622.5					2,095.0
Accounts payable and accrued payroll	164.7	348.5			16.0	(c.6)	529.2
Capital lease obligations due within one year	15.6	0.1					15.7
Interest and taxes accrued	72.2	89.0					161.2
Other	171.2	218.6			47.6	(c.4)	437.4
Total Current Liabilities	896.2	2,278.7	0		63.6		3,238.5

DEFERRED CREDITS
Regulatory liabilities, net		49.3					49.3
Income taxes	514.0	876.4			55.9	(c.5)	1,446.3
Investment tax credits and other	24.2	48.7					72.9
Other	37.8	231.3			56.0	(c.3)	325.1
Total Deferred Credits	576.0	1,205.7	0.0		111.9		1,893.6

LONG-TERM DEBT AND CAPITAL LEASE OBLIGATIONS	1,747.9	1,316.8			700.0	(f)	3,764.7

COMPANY OBLIGATED MANDATORILY REDEEMABLE PREFERRED SECURITIES OF SUBSIDIARY TRUST WHICH HOLDS SOLELY PARENT JUNIOR SUBORDINATED DEBENTURES	125.0	165.0					290.0

PREFERRED STOCK	84.8	48.3					133.1

SHAREHOLDERS' EQUITY
Common stock, $.01 par value for PHI	118.5	0.9	0.9	(b)	0.5	(a)	1.6
			117.4	(d)

Additional paid in capital	1,015.3	1,122.8	1,122.8	(b)	1,097.5	(a)	1,949.9
			280.3	(e)	117.4	(d)

Unearned compensation		(2.7)			2.7	(b)	0.0

Accumulated other comprehensive loss	(1.0)	(23.9)			23.9	(b)	(1.0)

Retained income	970.5	212.3	212.3	(b)			970.5
	2,103.3	1,309.4	1,733.7		1,242.0		2,921.0
Less cost of shares of common stock in treasury	(280.3)				280.3	(e)	0.0
	1,823.0	1,309.4	1,733.7		1,522.3		2,921.0

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$5,252.9	$6,323.9	$1,733.7		$2,397.8		$12,240.9

NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

BACKGROUND

         The unaudited pro forma combined financial statements have been prepared to give effect to the merger of
Pepco and Conectiv resulting in both becoming wholly owned subsidiaries of Pepco Holdings, Inc. The transaction will be accounted for as an acquisition of Conectiv by Pepco under the purchase method of accounting. The unaudited pro forma financial information is derived from the March 31, 2002 quarterly historical financial statements of Pepco and Conectiv. The Conectiv historical financial statements have been reclassified to conform to Pepco's financial statement presentation. The accompanying unaudited pro forma balance sheet assumes that the acquisition was consummated on March 31, 2002 and the pro forma statement of income assume that the acquisition was consummated on January 1, 2002.

         This unaudited pro forma combined financial information should be read in conjunction with the separate historical financial statements for Pepco and Conectiv, and their notes thereto. The unaudited pro forma combined financial statements are not necessarily indicative of the results of operations or financial position that would have been achieved had the transaction reflected therein been consummated as of the date indicated, or of the results of operations or financial position for any future periods or dates.

PRO FORMA ADJUSTMENTS

(a)    The purpose of this adjustment is to record the total consideration of $2,196 paid by Pepco Holdings,
         Inc. for Conectiv and to set up the "Investment in Conectiv" account. The consideration consists of
         50% cash and 50% in Pepco Holdings, Inc. stock.
	At March 31, 2002 (Amounts in Millions, except per share amount)
Consideration to be Paid to Existing Conectiv Shareholders by Pepco Holdings, Inc.
Cash to be paid (50% of $2,196)		$1,098.0	(a)
Stock Consideration: Par value of stock (50.2 million shares, see below, @ $.01 par value) Paid in capital	$ $	..5 1,097.5	(a) (a)
Total consideration to be paid by Pepco Holdings, Inc. for Conectiv		$2,196.0

(b)    The purpose of this adjustment is to eliminate Conectiv's historical equity accounts in consolidation.

(c)    The purpose of this adjustment is to calculate and record the Goodwill generated from the acquisition of Conectiv (amounts in millions).
Total consideration paid for Conectiv	$2,196.0
Less: Book value of Conectiv's net assets (i.e., Conectiv's equity)	$1,309.4
Excess of acquisition cost to be allocated	$886.6
	Conectiv, Book Value	Conectiv, Fair Value

Assets: Property, plant and equipment, net	$3,603.8	3,828.8	(225.0)	(c.1)
Investments and other assets	1,534.9	1,553.4	(18.5)	(c.2)
Goodwill	313.1	313.1	-
Current assets	872.1	872.1	-
Liabilities: Preferred stock and securities of subsidiaries	$213.3	213.3	-
Long-term debt	1,316.8	1,316.8	-
Current liabilities	2,278.7	2,278.7	-
Deferred credits and other liabilities	1,205.7	1,261.7	56.0	(c.3)
Add: Liabilities assumed			47.6	(c.4)
Deferred income tax liability			55.9	(c.5)
Pepco's estimated direct acquisition costs			16.0	(c.6)
Goodwill generated from the acquisition			$ 818.6	(c)
Existing goodwill on Conectiv's books			313.1
Total Goodwill on Pepco Holdings, Inc.'s books			$1,131.7
(1)

This amount represents the adjustment needed to increase non-regulated generating assets to their fair value based on existing agreements to divest in 2001 and to record other generating assets at fair value based on valuations performed in June 2000.

(2)

This amount represents the increase in prepaid pension assets based on the excess of plan assets over the projected benefit obligation after eliminating unrecognized actuarial gains, prior service costs, and net transaction assets.

(3)

This amount records additional liabilities to other post retirement benefits projected plan obligations over plan assets after eliminating unrecognized actuarial gains, prior service costs and net trust or obligations for the excess of the fair value of the plan assets over the accumulated postretirement benefit obligation.

(4)

This amount consists of adjustments for the assumption of liabilities related to $24 million of estimated merger costs for Conectiv, $10 million for the estimated compensation that Conectiv will incur due to the change in control, and $13.6 million related to the estimated liability associated with Conectiv's settlement of stock options held by certain Conectiv officers and management.

(5)	This amount reflects the pro forma tax impact of pro forma adjustments (1) through (4) at a 40% tax rate.
(6)	This amount reflects Pepco's estimated direct costs of the acquisition which are being deferred by Pepco and treated as part of the acquisition cost.

(d)    The purpose of this adjustment is to reflect the change in the $1 par value of Pepco's common stock to a $.01 par value.

Pepco common shares outstanding at March 31, 2002	107.1
Par value of Pepco Holdings, Inc. shares	$ .01
Par value of Pepco Holdings, Inc. shares issued to Pepco shareholders	1.1
Existing par value of all Pepco common stock	118.5
Adjustment to decrease Pepco's par value against paid in capital	117.4	(d)

(e)    The purpose of this adjustment is to eliminate the cost of Pepco's common stock held in treasury.

(f)    The purpose of this adjustment is to reflect Pepco Holdings, Inc. borrowings of $700 million. These funds will be used to partially fund the acquisition of Conectiv.

(g)    The purpose of this adjustment is to record pro forma depreciation on the excess of the fair value of
         Conectiv's PP&E vs. its book value using an estimated depreciation rate of 3% ($225 x .03 x 3/12 mths = $1.7. The pro forma tax benefit of this entry, using a 40% tax rate, is $.7 million.

(h)    Determination of the number of Pepco Holdings, Inc. shares to be issued to existing Conectiv shareholders

Each outstanding share of Conectiv stock will be converted into Pepco Holdings, Inc. common stock on the basis outlined in the merger agreement and each outstanding share of Pepco stock will be converted into one share of Pepco Holdings, Inc. common stock.

Total consideration to be paid to Conectiv's common shareholders	$2,196.0
Portion to be paid in cash - (50%)	1,098.0

Pepco Holdings, Inc. stock to be issued as consideration to Conectiv shareholders - (50%)	$1,098.0

Price per share based upon average Pepco share price immediately before and after announcement of Merger Agreement	$21.89

Number of Pepco Holdings, Inc. shares to be issued to Conectiv shareholders	50.2

Shares issued to existing Pepco shareholders	107.1

Total Pepco Holdings, Inc. outstanding shares	157.3